                                                                    EXHIBIT 24.1
                                                                    ------------


                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of Shiloh Industries, Inc., a Delaware corporation, hereby constitutes and appoints Robert L. Grissinger, Craig A. Stacy and Thomas
C. Daniels, and each of them, as the true and lawful attorney or attorneys-in-fact, with full power of substitution and revocation, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign on behalf of each of the undersigned an Annual Report on Form 10-K for the fiscal year ended October 31, 1996, pursuant to Section 13 of the Securities Exchange Act of 1934 and to sign any and all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorney or attorneys-in-fact, and each of them, full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

                  Executed as of this 20th day of December 1996.




/s/ Dominick C. Fanello                          /s/ James C. Fanello
--------------------------                       ---------------------------
Dominick C. Fanello                              James C. Fanello
Vice Chairman of the Board and                   Director
Director



/s/ David J. Hessler                             /s/ Curtis E. Moll
--------------------------                       ---------------------------
David J. Hessler                                 Curtis E. Moll
Director                                         Director



/s/ James A. Karman                              /s/ Theodore K. Zampetis
--------------------------                       ---------------------------
James A. Karman                                  Theodore K. Zampetis
Director                                         Director



/s/                                              /s/ Richard S. Gray
--------------------------                       ---------------------------
                                                 Richard S. Gray
Director                                         Director



/s/ Robert L. Grissinger                         /s/ Craig A. Stacy
--------------------------                       ---------------------------
Robert L. Grissinger                             Craig A. Stacy
President, Chief Executive                       Treasurer and Chief Financial
Officer (Principal Executive                     Officer (Principal Financial
Officer), Chairman of the                        and Accounting Officer)
Board and Director




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                                                                   Exhibit 24.1
                                                                   ------------



                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that Shiloh Industries, Inc., a Delaware corporation (the "Corporation"), hereby constitutes and appoints Robert L. Grissinger, Craig A. Stacy and Thomas C. Daniels, and each of them, as the true and lawful attorney or attorneys-in-fact, with full power of substitution and revocation, for the Corporation and in the name, place and stead of the Corporation, to sign on behalf of the Corporation an Annual Report on Form 10-K for the fiscal year ended October 31, 1996, pursuant to Section 13 of the Securities Exchange Act of 1934 and to sign any and all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorney or attorneys-in-fact, and each of them, full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  Executed as of this 20th day of December 1996.




                                            SHILOH INDUSTRIES, INC.



                                            By: /s/ Robert L. Grissinger
                                                -------------------------------
                                                Robert L. Grissinger
                                                President, Chief Executive
                                                Officer, Chairman of the Board
                                                and Director